SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Event Reported: May 28, 2004

PAULA FINANCIAL
(Exact name of registrant as specified in its charter)

Delaware	0-23181	95-4640638
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer identification number)

PAULA FINANCIAL 87 E. Green Street, Suite 206 Pasadena, CA 91105
(Address of principal executive offices)

(626) 844-7100
(Registrant’s telephone number, including area code)

Item 9.  Regulation FD Disclosure

The information included in this section is being furnished pursuant to Item 12. “Results of Operations and Financial Condition” and is included under this Item 9 in accordance with SEC Release No. 33-8216 and 34-37583.

On May 28, 2004, PAULA Financial issued a press release announcing a cash dividend declaration.  The text of the release is attached as Exhibit 99.1 to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 1, 2004	PAULA FINANCIAL

	By:	/s/ Deborah S. Maddocks
Vice President - Finance